                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 25, 2002


                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

             Washington                                  1-15595                                91-0609840
-------------------------------------             ----------------------             ---------------------------------
    (State or other jurisdiction                      (Commission                              (IRS Employer
          of incorporation)                           File Number)                         Identification Number)

                601 W. 1st Avenue, Spokane, Washington 99201-5015
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 838-3111

                                      None
-------------------------------------------------------------------------------
          (Former name or former address, if change since last report)



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ITEM 5.  OTHER EVENTS.

         On January 25, 2002, the Registrant issued a press release announcing the listing of its Variable Rate Cumulative Preferred Stock, Series E-7 on the
American Stock Exchange under the symbol "MPD.pr". The press release is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1        Press Release dated January 25, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METROPOLITAN MORTGAGE & SECURITIES
                                   CO., INC.

Date:  January 25, 2002            By:      /s/ Sterling Gallagher
                                      -----------------------------------------
                                            Sterling Gallagher,
                                            Chief Financial Officer

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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
 99.1              Press Release dated January 25, 2002.